Lincoln National Convertible Securities Fund, Inc.
1997 Annual Report



Table of Contents                        Page
Manager Profile  ............            1
Investment Policies & Objectives ....    1
President's Letter   ................    2
Portfolio Manager's Discussion ......    3
Portfolio Performance   .............    4
Annual Performance of the Fund vs.
Indices                                  4
Total Fund Investments   ...........     5
Common Stock Market Prices & Net
Asset Value History     ...........      5
Dividend History  .................      5
Tax Information   .................      6
Shareholder Meeting Results .......      6
FINANCIAL STATEMENTS:

     Financial Highlights  ........      7
     Statement of Net Assets ......      9
     Statements of Operations .....     13
     Statements of Changes in Net
	Assets						14
     Portfolio of Investments by
	Industry Classification.......     15
     Notes to Financial Statements      16
Report of Independent Accountants ..    19
Directors & Officers of the Fund  ..    20
Corporate Information   ............    21



Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management Inc. (LIM), a wholly owned subsidiary of Lincoln
National Investments, Inc. (LNI). LNI was formed in 1997 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $6 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC).

In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.


Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

The investment portfolio will contain primarily convertible securities, including private placement convertible securities. The Fund also will invest in publicly traded fixed income securities and preferred and common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1997, has chosen not to do so.

President's Letter

Dear Shareholder:

This past year was another positive year for the domestic financial markets.
Despite increased	market volatility in the final quarter, both the equity and
fixed income markets showed significant appreciation.  The Fund had its third consecutive year of double-digit performance, and the return was above most fixed income benchmarks.  However, the return was less than many equity indices.

Our strategy of investing in small and medium sized growth companies kept performance at a moderate level, as this segment of the market lagged the performance of the overall equity market.

Your Fund's net asset value finished the year at $18.24/share, a 13.2% gain (after tax credits) including regular dividends of $1.00, and a dividend of $1.76 attributable to short term capital gains. The Fund's share price ended the year at $17.8125 up from $17.50 at year-end 1996. The share price closed at a modest 2.3% discount to net asset value.

The Fund's performance fluctuated by quarter, with positive returns building through the first three quarters and then a negative fourth quarter erasing a good portion of the Fund's earlier gains. The dramatic worsening of financial problems in Southeast Asia during the fourth quarter brought an increase in volatility and caused a flight to quality throughout the equity and fixed income markets. Small capitalization equities were sold in favor of larger companies, value was favored over growth, and spread widened on corporate debt. All of these trends penalized our strategy of purchasing convertible securities issued by faster growing mid-sized companies.

Many of the best performing sectors through the third quarter were the poorest performing sectors in the final quarter. As investors worried about global problems, securities of companies in industries such as technology and energy were broadly sold without regard to individual company fundamentals. The Fund's performance was hurt in the fourth quarter by holdings in these two sectors. Although growth for many companies could be less than once expected, we feel that many companies in these industries still offer strong growth potential, and their convertible securities are excellent investments. We are limiting our exposure to sectors that are highly dependent on Asian economies, but are not abandoning companies whose positive fundamentals and depressed security prices should provide significant returns as the year progresses.

As we head into 1998, we are optimistic about he outlook for the convertible market. Although our overall view for the equity market is tempered by the effects of slowing Asian economies, convertibles, and our strategy in particular, should be well positioned to outperform in coming year.
The negative trends seen in the fourth quarter of 1997 for our segment of the market should be short term in nature. Relative valuations for small and medium sized growth companies are very attractive, and these companies should show good relative earnings growth due to their domestic focus. Additionally, convertibles issued by these companies cheapened considerably in the last quarter of 1997. Furthermore, convertibles in general should get more attention in 1998 due to their lower volatility, higher yields, and defensive characteristic. Interest rate trends are providing a positive backdrop for our market, and support from the fixed income portion of convertible securities has improved significantly in the past six months.

We do not plan to change our strategy of purchasing attractive convertibles issued by small and medium sized companies that fit our investment philosophy. Although we will strive to keep our convertible holdings somewhat more defensive in nature due to our market outlook, we will continue to purchase securities of companies undergoing positive fundamentals that have significant upside potential. This consistent investment philosophy should help the Lincoln National Convertible Securities Fund continue to perform very well through changing market and economic cycles. We thank you for your continual interest in your fund.

We would also like to acknowledge the contributions of Fred Young as a Director who has served throughout the Fund's history and contributed significantly to the Fund's success. Fred has decided to retire from the Board in April of this year. His insight and guidance have helped the Fund to achieve its fine dividend history and his contribution will be missed. We wish him continued success.


Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
January 28, 1998

Portfolio Manager's Discussion

What is a convertible security and why are they attractive investment vehicles?
Eighty five percent of the convertible securities that we invest in are either convertible bonds or convertible preferred. These securities are the same as regular fixed income securities with preset coupon or dividend rates, and in most cases have a fixed maturity or redemption date. What makes convertibles different is that convertible securities also give the holder an option to convert into a fixed number of shares of an underlying common stocks. This conversion option makes the value of the convertible increase as the underlying equity increases. Importantly however, if the value of the equity decreases, the convertible sitll has its fixed income value to support its price. Therefore, convertibles have the upside potential of common stocks but have extra protection if the underlying equity falls.

Can you explain your approach to investing in convertible securities?
We first look for a company undergoing a positive fundamental change that
will increase earnings	or cash flow, and result in a higher stock price. We
typically find positive change in companies that have new products, have made a recent acquisition, undergone a restructuring, or whose industry is facing improved fundamentals. We recognize however, that companies that are undergoing change may encounter problems. They have tremendous potential, but all change entails risk. These companies are perfect candidates for investment through convertible securities. We prefer to invest in these companies with a convertible security that will act as a "hybrid" security, ie. increase with the stock price but defensive enough to provide us with downside protection. The extra protection and increased yield are valuable in cases where the underlying equity fundamentals don't meet expectations, The combination of investing in high potential return companies through the use of convertible securities has worked well over the years.

Can you describe one of your current holdings and how it fits your investment philosophy and outlook?

One of our current holdings is Tecnomatix 5.25% due in 2004. Tecnomatix is the leader in the "CAPE" software market. CAPE stands for Computer Aided Production Engineering. While there is an abundance of software for designing products, there is little in the way of software to assist in designing the manufacturing process to produce these products. Tecnomatix products create simulations of production lines for industries such as autos, airlines, and machinery. These products allow bottlenecks and production problems to be worked out in advance,thus saving time and money with expensive robots and manufacturing space. Recent acquisitions will allow the company to offer integrated systems including design, operation, and materials management for a production process. The convertible is an excellent means of investing in the company as we expect 75% or more of any upside in the common, yet the relatively short maturity and attractive yield will cushion our return in the event of specific company or market problems.

Describe the condition of the convertible securities market at year-end 1997? Overall the convertible market is in good shape at year-end 1997. The market grew again in 1997, totaling approximately $150 billion in securities at year-end. The total size of new issues in 1997 set a record, slightly above 1996 levels. Issuance continues to be dominated by small and mid-sized growth companies, providing us with many candidates for investment. Approximately 60% of the market place is traditional convertible bonds, 30% is convertible preferred, with the remainder consisting of mandatory convertible securities. With the relatively low yields available on other fixed income securities, and less than a 1% yield offered on the underlying stocks, the 5.4% yield of the typical convertible is an attractive alternative investment. The average conversion premium is currently 25% in line with historical averages. Although the average is made up of the combination of may high premium and low premium issues, there are plenty of the hybrid securities that we prefer. Additionally on a theoretical basis, we find that many of the securities we follow cheapen during the latter part of 1997 and are currently quite attractive.

What are the key factors that you expect to affect the Fund's performance in 1998?

The overall trends in the equity market will be an important determinant of the relative and absolute performance of convertibles in 1998. If our expectations of moderate overall equity performance in 1998 are correct, convertibles should have excellent relative performance due to their higher yields. The relative performance of large capitalization equities versus
smaller	company equities will also be a key factor. Small stocks have lagged larger stocks for the past four years after outperforming from 1991 through 1993 As the typical convertible issuer is a smaller company, this trend is always important. A lower dependence on Asian and other emerging markets, and being more insulated from a strong U.S. dollar, smaller companies should begin to outperform in 1998. Interest rates are also an important factor, and our expectations for continued low inflation and moderate global growth are a positive for interest rate trends. This should provide a positive backdrop for the Fund.

Can you describe how convertibles and the Fund performed in 1997?

Although the Fund and the convertible indices had double digit returns in 1997, this performance is disappointing when compared to many equity indices. The primary reason for this relative under-performance is the smaller size of the typical issuer in the convertible market. Smaller companies, and small growth companies in particular, were nor rewarded for earnings growth in 1997. This lag in returns is shown by examining the Russell 2000 Index of smaller companies. Those companies categorized as value in the index increased 31.8%, while those categorized as growth increased only 13%. This type of disparity is unusual and we don't expect a continuation of this trend.

Convertibles actually did quite well when compared to their underlying equities. Using data from the First Boston Convertible Securities Index, the convertibles achieved 92% of their underlying equity return. This is quite good, since we expect the participation in a down market to be considerably less.


/s/  Robert D. Schwartz
Robert D. Schwartz
Portfolio Manager

Portfolio Performance
As of December 31, 1997
The following graph presents the cumulative net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph below shows the results for each category of what $1,000 invested in 1986 would have grown to by the end of 1997 assuming reinvestment of dividends.

[MOUNTAIN GRAPH]
Data Points
                  1986   1989   1994   1997

LN Convertible
Securities Fund $1,000 $2,138 $2,686 $4,379
First Boston     1,000  1,301  2,079  3,421


Annual Performance of Lincoln National Convertible Securities Fund, Inc. vs. Indices


                1993    1994   1995   1996
1997 Cumulative 5Yr. Return
LN Convertible
Securities Fund 28.05% (1.96%) 19.59% 20.42% 13.17% 15.41%

1st Boston
Convertible Sec.
Index           18.57% (4.70%) 23.70% 13.80% 16.90% 13.21%

Merrill Lynch
Convertible
Index          18.88%  (7.07%) 24.69% 15.90% 19.57% 13.80%

Lipper Convertible
Mutual Fund
Index          15.70% (3.90%)  20.60% 14.40% 17.80% 12.56%

S&P 500*		10.06%  1.31%   37.53% 22.94% 33.36%  20.25%

Russell 2000   18.89% (1.82%)  28.33% 16.50% 22.40%	16.39%

Lehman Gov't/
Corporate Bond
Index         11.06% (3.50%)  19.24%   2.90% 9.80% 	7.62%



  * Dividends Reinvested

Total Fund Investments
At Market or Fair Values As of December 31

                   	1997			1996
    	         (000)	% of Total  (000) % of Total
Convertible &
Public Debt
Securities   $85,651   74%  	$89,494     74%

Private Placement
Securities	-       -           3,349      3%

Convertible Preferred
Stocks	   35,952     31%     35,878     30%

Common Stocks 1,610      1%      7,519      6%

Short-Term
Investments   5,189      5%          -      -

Other Assets Over
Liabilities (12,345)   (11%)   (15,809)   (13%)

Total Net
Assets     $116,057    100%   $120,431    100%


Common Stock Market Prices and Net Asset Value History*

1997
               Market Prices and VolumesNet Asset Value
              High  Low     Close   Volume    High   Low   Close

1st Quarter$19.750 $17.250 $17.375 598,200    $20.20 $18.76 $18.76
2nd Quarter 19.000  16.750  18.875 377,400     20.16  18.15  20.16
3rd Quarter 20.000  18.250  19.500 358,000     22.50  20.16  22.50
4th Quarter 20.438  17.625  17.813 333,200     23.13  18.24  18.24


1996


              Market Prices and Volumes         Net Asset Value
             High    Low    Close  Volume      High   Low  Close

1st Quarter$17.875 $16.125 $17.125 412,400    $20.42 $18.48 $20.42
2nd Quarter 19.000  16.750  18.250 601,200     22.07  20.24  21.34
3rd Quarter 19.125  16.625  18.750 404,000     21.42  19.60  21.42
4th Quarter 20.375  17.375  17.500 416,300     22.09  18.92  18.92
1995
             Market Prices and Volumes          Net Asset Value
		High     Low    Close Volume       High  Low    Close

1st Quarter$17.000 $15.000 $16.000 330,000    $17.98 $17.06 $17.98
2nd Quarter 17.625  15.875  16.625 303,900     18.92  18.03  18.72
3rd Quarter 18.250  16.500  18.000 385,400     19.90  18.72  19.75
4th Quarter 18.375  16.750  16.750 304,300     19.75  18.68  18.71

* Unaudited
Shares are listed on the New York Stock Exchange under the trading symbol
LNV.
Dividend History
The table below shows the common dividend per share history.

Year            Annual       Year       Annual
              Dividend                  Dividend

1987 and Prior	$1.33 		      1993       $2.92
1988			         0.95 		      1994       	1.08
1989		          1.57	 	      1995       	1.64
1990			         1.02	 	      1996	       3.33
1991		        	 1.02	 	      1997       	2.76
1992            2.14


Tax Information

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 2.76 per share of ordinary income for the tax year 1997. Dividend payments made in April, July, October and mid-January 1998 are taxable in the 1997 tax year.


In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below:

Corporation's Dividend Received Deduction - Percent				    9.8420%
Corporation's Dividend Received Deduction - $ Per Share			$0.2716
Percentage of long-term gains eligible for 28% taxation     		64.68%

For the year-ended December 31, 1997, the Fund realized long-term capital gains. As set forth in the prospectus of the Fund, it is the intention to retain these gainsas a means of increasing the asset base of the Fund. These gains, even though not distributed to the shareholder, are taxable; however, the tax has been paid by the Fund. In February 1998, the Fund will distribute
IRS Form 2439 to shareholders of record as of December 31, 1997. IRS Form
2439 indicates each shareholder's pro-rata portion of the undistributed long
-term capital gains on Line 1 of the form ($1.0082 per share). Your long-term capital gains portion must be reported on Schedule D of your income tax return as long-term capital gains. Your share of the tax paid by the Fund is shown on Line 2 ($0.3529 per share) of IRS Form 2439. Your share of the tax paid by the Fund should be reflected on your tax return as a tax credit(which will reduce your Federal income tax liability and may result in a tax refund).

Organizations exempt from tax under section 501(a) (and to which section 511 does not apply) and trustees for Individual Retirement Accounts described in section 408 (including a custodian described in section 408(h)) can claim a refund by filing Form 990-T Exempt Organization Business Income Tax Return,as follows: (1) complete the heading and signature area, (2) enter the refund or credit on the appropriate lines, and (3) indicate at the top of the return
Claim for Refund Shown on Form 2439.

In addition, shareholders of record as of December 31, 1997, are entitled to increase for federal income tax purposes, the basis of their shares by the excess of Line 1 over Line 2. This amounts to $0.6553 per share.


SHAREHOLDER MEETING RESULTS

The Fund had its annual Shareholder meeting on April 22, 1997. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,829,216 ofCommon Stock shares (91.60% of the total outstanding shares) were voted. The following table highlights the results of the vote.

	            Numberof  Number of   Number of
	            Shares     Shares       Shares
                 Voted      Voted        Voted
                 FOR	   AGAINST    ABSTAINED
Proposal I
Election of Directors
R. Burridge       5,595,930     233,286     ----
A. Cepeda         5,591,817     237,399     ----
R. Deshaies       5,595,932     233,284     ----
C. Freund         5,592,898     236,318     ----
T. Mathers        5,577,592     251,624     ----
T. McMeekin       5,586,364     242,852     ----
D. Toll           5,591,808     237,408     ----
A. Warner         5,581,059     248,157     ----
F. Young          5,584,490     244,726     ----

Proposal II

Ratification of the Selection
Of Auditor (Coopers & Lybrand
L.L.P.)           5,760,742      21,714 46,760

FINANCIAL HIGHLIGHTS Years Ended December 31
(Selected data for each share of common stock outstanding throughout the year)

				                       1997		       1996		     1995		      1994
NAV, Beginning of
Period			                  $18.92      $18.71      $17.10      $18.84

Net Investment Income        0.93        0.92        0.91        0.94
Net Realized & Unrealized
	Gain\(Loss)                 1.15        2.62        2.34      (1.60)
Total From Investment
Operations			                2.08        3.54        3.25      (0.66)

Less Distributions:
Dividends from Net
Investment Income:          (1.00)      (0.98)      (0.96)     (0.95)
Dividends from Net Realized
	Gains:		                   (1.76)      (2.35)      (0.68)     (0.13)
Total Distributions	        (2.76)      (3.33)      (1.64)     (1.08)

NAV, End of Period        	$18.24      	$18.92    	$18.71     $17.10

Per Share Market Value,
	End of Period	            $17.81      	$17.50    	$16.75    	$15.38

Total Investment Return
(based on Market Value)	   17.54%	      24.36%	    19.57%    (14.49%)

Ratios/Supplemental Data

Net Assets,End of
Period(000)		           $116,057	      $120,431	 $119,087	    $108,810

Ratio-Expenses to
Average Net Assets         1.05%	         1.05%	   1.09%	     1.09%
Ratio--Net Investment
Income to Average
	Net Assets	               4.64%	         4.50%	   4.91%	     5.18%
Portfolio Turnover
Rate			                  141.85%	       134.85%	 127.24%	   127.32%
Average Commission Rate
Paid Per Share	         $0.0663	       $0.0602	 $0.0579

FINANCIAL HIGHLIGHTS Years Ended December 31
(Selected data for each share of common stock outstanding throughout the year)

                              				1993		 1992 		1991 		1990
NAV, Beginning of Period        $17.62	 $18.04 	$13.59	$15.21
Net Investment Income	            0.90	   1.01 	  0.97	  1.03
Net Realized & Unrealized
Gain\(Loss)			                    3.24	   0.71	   4.50	(1.63)
Total From Investment
Operations			                     4.14	   1.72	   5.47	(0.60)

Less Distributions:

Dividends from Net Investment
Income:		                       	(1.05) 	(0.97) 	(1.02)	(1.02)
Dividends from Net
Realized Gains:		                (1.87) 	(1.17)  	---- 		----
Total Distributions	             (2.92)	 (2.14) 	(1.02)	(1.02)

Net Asset Value,
 End of Period		                $18.84	  $17.62	  $18.04	 $13.59

Per Share Market Value,
	End of Period	                 $19.25	  $16.50	  $15.50	 $11.50
Total Investment Return
(based on Market Value)	         34.36%	  20.26%	  43.65% (6.43%)

Ratios/Supplemental Data

Net Assets, End of
Period (000)                 	$118,575	  $110,743	 $113,398	 $85,434

Ratio-Expenses
to Average Net
Assets 		                        1.02%	     0.83%	    0.89%	  0.97%
Ratio--Net Investment
Income to Average
Net Assets                 		    4.58%	     5.49% 	   5.96%	  7.21%
Portfolio Turnover
Rate			                         222.00% 	  166.26% 	 132.99%	134.64%

FINANCIAL HIGHLIGHTS Years Ended December 31
(Selected data for each share of common stock outstanding throughout the year)

								                                    1989		          1988
Net Asset Value, Beginning of Period		      $13.41	         $12.62
Net Investment Income					                    1.53          		0.95
Net Realized & Unrealized Gain\(Loss)		       1.84	          	0.79
Total From Investment Operations		           	3.37	          	1.74

Less Distributions:

Dividends from Net Investment Income:      		(1.07)	         (0.95)
Dividends from Net Realized Gains:        			(0.50)          	----
Total Distributions			                     		(1.57)         	(0.95)

Net Asset Value, End of Period		           	$15.21         	$13.41
Per Share Market Value, End of Period     		$13.38         	$11.75
Total Investment Return (based on
  Market Value)					                        	27.23%          	8.09%

Ratios/Supplemental Data
Net Assets, End of Period (000)					        $95,655	        $91,607
Ratio--Expenses to Average Net Assets		        0.94%	         	0.96%
Ratio--Net Inv. Inc. to Average Net Assets	    6.64%	         	6.90%
Portfolio Turnover Rate				                  147.31%         110.70%

Statement of Net Assets	As of December 31, 1997

Investments - Notes A & B

				Par                Market or
				Amount     Cost    FairValue
Convertible & Public Debt Securities (73.8%)

Applied Magnetics Corporation
7.00% Convertible Subordinated
Debenture, 3/15/06 	$760,000  $882,690  $608,000

Capstar Hotel Corporation
4.75% Convertible Subordinated
Note, 10/15/04	    2,270,000 2,270,000 2,261,488

Comverse Technology, Inc.
5.75% Convertible Subordinated
Debenture,10/01/06 1,885,000 1,892,481 2,019,306

5.75% Convertible Subordinated
Debenture, 10/01/06  410,000   435,625  439,212

Credence Systems Corporation
5.25% Convertible Subordinated
Note, 9/15/02      2,865,000 2,865,000 2,331,394

DIIG Group
6.00% Convertible Subordinated
Note, 10/15/02     1,549,000 1,452,964 2,358,353

Eagle Hardware & Garden
6.25% Convertible Subordinated
Debenture, 3/15/01 1,415,000 1,805,500 1,735,144

EMC Corporation
3.25% Convertible Subordinated
Note, 3/15/02      1,040,000 1,040,000 1,396,200

ESC Medical Systems, Ltd.
6.00% Convertible Subordinated
Note, 9/01/02     2,255,000 2,306,444 2,463,587

Family Golf Centers, Inc.
5.75% Convertible Subordinated
Note, 10/15/04    1,890,000 1,890,000 2,003,400

Fine Host Corporation
5.00% Convertible Subordinated
Note, 11/01/04   3,080,000 3,048,719 1,694,000

FPA Medical Management Inc.
6.50% Convertible Subordinated
Debenture,12/15/01 1,210,000 1,210,000 1,240,250

Fuisz Technologies, Ltd.
7.00% Convertible Subordinated
Note, 10/15/04     2,270,000 2,270,000 2,025,975

Gilat Satellite Networks, Ltd.
6.50% Convertible Subordinated
Note, 6/03/04      2,215,000 2,202,605 2,059,950

Halter Marine Group, Inc.
4.50% Convertible Subordinated
Note, 9/15/04      1,445,000 1,437,294 1,618,400

Heartport, Inc.
7.25% Convertible Subordinated
Note, 5/01/04        585,000	608,400   560,138

Hybridon, Inc.
9.00% Convertible Subordinated
Note, 4/01/04      1,490,000 1,490,000   745,000

IMAX Corporation
5.75% Convertible
Debenture,4/01/03  1,530,000 1,384,500 1,814,962

Integrated Process Equipment Corporation
6.25% Convertible Senior Subordinated
Note, 9/15/04      1,425,000 1,425,000 1,177,406

Intevac, Inc.
6.50% Convertible Senior Subordinated
Note, 3/01/04      1,270,000 1,262,187   974,725

Kent Electronics Corporation
4.50% Convertible Sr.Subordinated
Note, 9/01/04      2,995,000 2,956,788 2,433,438

Key Energy Group Inc.
5.00% Convertible Subordinated
Note, 9/15/04      3,175,000 3,146,950 2,663,031

Lernout and Hauspie Speech
8.00% Convertible Subordinated
Note, 11/15/01       575,000   575,000 1,348,375



				Par			Market or
				Amount	Cost	Fair Value
Convertible & Public Debt Securities (continued)

Level One Communications, Inc.
4.00% Convertible Subordinated
Note, 9/01/04    $1,170,000 $1,214,141$1,145,138

Lomak Petroleum Inc.
6.00% Convertible Subordinated
Debenture, 2/01/07  815,000    815,000   874,087

North American Vaccine, Inc.
6.50% Convertible Subordinated
Note, 5/01/03     2,460,000  2,433,235 2,570,700

Occusystems Inc.
6.00% Convertible Subordinated
Note, 12/15/01    1,720,000  1,702,956 2,244,600

Offshore Logistics, Inc.
6.00% Convertible Subordinated
Note, 12/15/03    1,375,000  1,372,100 1,567,500

P-Com, Inc.
4.25% Convertible Subordinated
Debenture,11/01/02 2,055,000 2,055,000 1,885,463

Parker Drilling Company
5.50% Convertible Subordinated
Note, 8/01/04        975,000 1,012,717 1,043,250

Personnel Group of America, Inc.
5.75% Convertible Subordinated
Note, 7/01/04      1,735,000 1,834,450 1,938,863

Platinum Technology, Inc.
6.75% Convertible Subordinated
Note, 11/15/01       153,000   153,000	319,579

Premiere Technologies, Inc.
5.75% Convertible Subordinated
Note, 7/01/04	    1,345,000 1,345,000 1,420,656

Prime Hospitality Corporation
7.00% Convertible Subordinated
Note, 4/15/02		525,000	525,000	956,813

RES-Care, Inc.
6.00% Convertible Subordinated
Note, 12/01/04	   1,715,000 1,715,000 1,946,525

Seacor Holdings, Inc.
5.375% Convertible Subordinated
Note, 11/15/06		435,000	407,486	490,463

Sholodge, Inc.
7.50% Convertible Subordinated
Debenture, 5/01/04 2,200,000 2,200,000 2,158,750

Signature Resorts, Inc.
5.75% Convertible Subordinated
Note, 1/15/07	    2,850,000 2,661,713 2,889,187

Smartalk Teleservices, Inc.
5.75% Convertible Subordinated
Note, 9/15/04      1,320,000 1,320,000 1,379,400

Stillwater Mining Company
7.00% Convertible Subordinated
Note, 5/01/03      2,325,000 2,316,750 2,092,500

Tecnomatix Technologies, Ltd.
5.25% Convertible Subordinated
Note, 8/15/04      3,615,000 3,686,875 3,624,037

Thermo Electron Corporation
4.25% Convertible
Eurobond, 1/01/03  1,720,000 1,981,500 2,158,600

Thermo Fibertek, Inc.
4.50% Convertible Subordinated
Debenture, 7/15/04   615,000   615,000	651,900

Thermotrex Corporation
3.25% Convertible Subordinated
Debenture,11/01/07 1,195,000 1,195,000 1,151,681

Tower Automotive, Inc.
5.00% Convertible Subordinated
Note, 8/01/04      2,090,000 2,137,519 2,163,150

Uromed Corporation
6.00% Convertible Subordinated
Note, 10/15/03     1,380,000 1,390,762	746,925

Statement of Net Assets	(Continued)

				  Par		Market or					Amount	Cost	Fair Value
Convertible & Public Debt Securities (continued)

United States Filter Corporation
4.50% Convertible Subordinated
Note, 12/15/01     1,685,000 1,699,310 1,722,912

US Diagnostic Labs, Inc.
9.00% Convertible Senior
Subordinated Debenture,
3/31/03            1,730,000 1,906,862 1,271,550

U.S. Office Products Company
5.50% Convertible Subordinated
Note, 2/01/01      2,605,000 3,073,889 3,057,619

USA Waste Services, Inc.
4.00% Convertible Subordinated
Note, 2/01/02      2,255,000 2,246,750 2,457,950

Vantive Corporation
4.75% Convertible Subordinated
Note, 9/01/02      1,010,000   995,900   932,987

World Access, Inc.
4.50% Convertible Subordinated
Note, 10/01/02		925,000	925,000	816,312

Total Convertible and Public
Debt Securities           86,796,062  85,650,831


				Number of		Market or
				Shares	Cost	Fair Value

Common Stocks (1.4%)

Qualcomm Financial
Trust			34,450 1,725,858 1,610,538

Total Common Stocks        1,725,858 1,610,538


Convertible Preferred Stocks (31.0%)

AES Trust II   5.50% *
Term Convertible
Shares             51,280  2,564,000 2,640,920

Automatic Common Exchange Sec.
Trust II 6.50% Convertible
Preferred Stock(Republic
Industries)        66,165 1,561,852 1,554,878

CNF Trust I Series A 5.00%
Convertible Preferred
Stock              40,425 2,233,226 2,364,863

Evergreen Media Group $3.00
Convertible Preferred
Stock              40,225 2,089,650 3,112,409

EVI, Inc.  5.00% *
Convertible Preferred
Stock              47,875 2,393,750 2,193,273

Globalstar Telecomm 6.50%
Convertible Preferred
Stock              13,070   698,190 1,104,415

Hvide Capital Trust 6.50%
Convertible Preferred
Stock              11,015   559,019   627,855

ICG Communications, Inc.  6.75%
Convertible Preferred
Stock              26,665 1,333,250 1,683,228

Insignia Financial 6.50%
Convertible Preferred
Stock              34,050 1,702,500 1,791,881

Intermedia Communications, Inc.7.00%*
Convertible Trust Preferred
Securities         21,235   530,875   597,234

Loral Space and Communications 6.00% *
Convertible Preferred
Stock              28,500 1,425,000 1,756,313

Loral Space and Communications 6.00%
Convertible Preferred
Stock             15,150   750,652    933,619

Statement of Net Assets	(Continued)


				Number of		Marketor
				Shares    Cost	Fair Value

Convertible Preferred Stocks (continued)

Medpartners, Inc.  6.50% *
Convertible Preferred
Stock              $34,925 $816,285 $768,350

Qualcomm Financial Trust  5.75%  *
Convertible Preferred
Stock              14,855   766,889  694,471

Royal Group Technology, Ltd. 6.875% *
Debt Exchangeable for Common
Stock              99,682 2,629,113 2,354,987

Salomon, Inc. Series CSN 6.25%
Debt Exchangeable for
Common Stock (Cincinnati
Bell)              33,645 1,879,082 1,993,466

Sinclair Broadcast Group, Inc.  6.00%
Convertible Preferred
Stock              54,935 2,794,388 3,131,295

Timet Capital Trust I  6.625%
Convertible Preferred
Stock              35,180 1,747,713 1,741,410

USX Corporation  6.75%
Debt Exchangeable for Common
Stock             108,760 2,322,995 2,202,390

Wang Laboratories, Inc.
Series B  6.50% Depository
Shares, Representing 1/20
Convertible Preferred
B Shares          41,480	2,143,185	2,089,555

Worthington Industries, Inc.  7.25%
Convertible Preferred
Stock (Rouge Steel) 46,845 726,097 614,841

Total Convertible
Preferred Stock          33,667,711   35,951,653

Total Long-Term
Investments (106.2%)    122,189,631  123,213,022



				Par
				Amount

Short-Term Investments (4.5%)
Merrill Lynch & Co., Inc.
5.87%, 1/13/98   $2,600,000 2,594,489 2,594,489

Monsanto Co.
6.30%, 1/5/98	   2,600,000 2,594,085 2,594,085

Total Short-Term
Investments                 5,188,574 5,188,574

Total
Investments(110.7%)    $127,378,205 $128,401,596

Excess of Liabilities Over Other
Assets (10.7%)-Note D               (12,344,994)


Net Assets (100%) - Note E		$116,056,602

(Equivalent to $18.24 Per Share Based on 6,363,695 Shares Outstanding)

 * Non-Income Producing
The accompanying notes are an integral part of the financial statements

STATEMENTS OF OPERATIONS

								 														Year Ended	Year Ended
				December 31,	December 31,
				1997				1996

Investment Income:
Income:
Interest			$5,269,254	$5,480,127
Dividends			 1,962,319	 1,770,362
Total Income		 7,231,573	 7,250,489

Expenses:
Management fees	1,110,641       1,144,848
Director fees		   65,500          66,000
Professional fees      32,630          35,627
Printing, stationery,
and supplies		   22,536          23,674
Stock transfer fees	    36,535	    16,238
Postage and mailing fees31,140	    36,663
New York Stock Exchange
Fee                     16,170	    16,170
Custodian and registrar
Fees                     6,289	     7,509
Other			    18,714         21,452

Total Operating Expenses 1,340,155	 1,368,181

Net Investment Income	 5,891,418 5,882,308

Net realized and unrealized gain(loss)
on investments:
Net realized gain on
Investments			18,226,897   18,918,136
Increase(decrease) in
net unrealized appreciation
of investments		    (8,683,838)    (953,098)
Income Taxes - Note F   (2,245,498)  (1,312,209)

Net Realized & Unrealized
Gain on Investments	     7,297,561   16,652,829

Net Increase in Net
Assets Resulting from
Operations			$13,188,979 $22,535,137


The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

				Year Ended    Year Ended					December 31,  December 31,
					1997         1996
Changes from operations:
Net Investment Income	$5,891,418   $5,882,308
Net realized gain
on investments(net of
taxes: 1997 - $2,245,498;
1996 - $1,312,208)	     15,981,399   17,605,927
Decrease in Net
Unrealized appreciation
of investments          (8,683,838)    (953,098)

Net Increase in
Net Assets Resulting
from Operations	    13,188,979   22,535,137



Distributions to
Shareholders from
net investment income(6,363,695)	(6,236,421)
Distributions to
Shareholders from net
realized gain on
investments:		(11,200,103)	(14,954,683)

Total Increase(Decrease)
in Net Assets		(4,374,819)	1,344,033

Net assets at beginning
of period	         120,431,421	119,087,388

Net Assets at End
of Period  *     $116,056,602     $120,431,421

* Includes distributions in excess of net investment income
	as of: 1997 - $0	1996 - $37,302

   Includes undistributed net investment income as of:
	1997 - $101,508	1996 - $0


The accompanying notes are an integral part of the financial statements

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION* As of December 31, 1997

					Market or	 Percent of
					Fair Value Net Assets
AUTOMOTIVE
Automatic Common Exchange
Security Trust II
(Republic Industries)   $1,554,878		1.3%

BROADCASTING
Evergreen Media Group	3,112,409
Sinclair Broadcast Group	3,131,295
					6,243,704		5.4%

BUILDING CONSTRUCTION
Royal Group Technology	2,354,987		2.0%

COMMUNICATION EQUIPMENT
Comverse Technology		2,458,518
P-Com, Inc.			1,885,463
Qualcomm Financial Trust	2,305,009
World Access, Inc.		  816,312
					7,465,302		6.4%

COMPUTER SOFTWARE/SYSTEMS
Platinum Technology, Inc.  319,579
Tecnomatix Technologies	3,624,037
Vantive Corporation		  932,987
Wang Laboratories, Inc.	2,089,555
					6,966,158		6.0%

ELECTRONICS
DIIG Group			2,358,353
Kent Electronics Corp.	2,433,438
					4,791,791		4.1%

EMPLOYMENT SERVICES
Personnel Group of
America, Inc.			1,938,863		1.7%

ENERGY
AES Trust II			2,640,920
Lomak Petroleum, Inc.	  874,087
					3,515,007		3.0%


ENTERTAINMENT
Family Golf Centers		2,003,400
IMAX Corporation		1,814,962
					3,818,362		3.3%


FINANCE
Insignia Financial		1,791,881		1.5%

FOOD SERVICES
Fine Host Corporation	1,694,000		1.5%

HEALTH SERVICES
ESC Medical Systems		2,463,587
FPA Medical Management	1,240,250
Fuisz Technologies, Ltd	2,025,975
Heartport, Inc.		  560,138
Hybridon, Inc.			  745,000
Medpartners, Inc.		  768,350
North American Vaccine	2,570,700
Occusystems, Inc.		2,244,600
RES-Care, Inc.			1,946,525
Thermotrex Corporation	1,151,681
Uromed Corporation		  746,925
US Diagnostic Labs, Inc.	1,271,550
				    17,735,281		15.3%


HOTEL/LODGING
Capstar Hotel Corp.		2,261,488
Prime Hospitality Corp.	  956,813
Sholodge, Inc.			2,158,750
Signature Resorts, Inc.	2,889,187
					8,266,238		7.1%

MACHINERY & EQUIPMENT
Thermo Electron Corp.	2,158,600
Tower Automotive, Inc.	2,163,150
					4,321,750		3.7%


METALS and MINING
Stillwater Mining Co.	2,092,500
Timet Capital Trust		1,741,410
USX Corporation		2,202,390
Worthington Industries	  614,841
					6,651,141		5.7%


OFFICE and OFFICE EQUIPMENT
U.S. Office Products	3,057,619		2.6%

OIL EQUIPMENT/SERVICES
EVI, Inc.				2,193,273
Halter Marine Group		1,618,400
Hvide Capital Trust		  627,855
Key Energy Group, Inc.	2,663,031
Parker Drilling Company	1,043,250
Offshore Logistics, Inc	1,567,500
Seacor Holdings		  490,463
				    10,203,772		8.8%


PAPER and PAPER PRODUCTS
Thermo Fibertek, Inc.	  651,900		0.6%

RETAIL
Eagle Hardware & Garden	1,735,144		1.5%

SHIPPING
CNF Trust Series A		2,364,863		2.0%



Market or	 Percent of
Fair Value Net Assets

TECHNOLOGY
Applied Magnetics Corp	$608,000
Credence Systems Corp	2,331,394
EMC Corporation		1,396,200
Integrated Processt		1,177,406
Intevac, Inc.			  974,725
Lernout and Hauspie
Speech				1,348,375
Level One Communications	1,145,138
Loral Space and
Communications			2,689,932
				    11,671,170		10.1%

TELECOMMUNICATION
Gilat Satellite Networks	2,059,950
Globalstar Telecomm		1,104,415
ICG Communications, Inc.	1,683,228
Intermedia Communications  597,234
Premiere Technologies, 	1,420,656
Salomon Inc.			1,993,466
Smartalk Teleservices	1,379,400
				    10,238,349		8.8%

WASTE MANAGEMENT
United States Filter	1,722,912
USA Waste Services, Inc.	2,457,950
					4,180,862		3.6%


Total Long-Term
Investments 		 $123,213,022       106.2%


NOTES TO FINANCIAL STATEMENTS

Note A - Summary of Accounting Policies


Lincoln National Convertible Securities Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments
Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at
their	last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Securities which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported bid price on the date of valuation from the issuance's underwriter or independent broker.

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value,including where applicable, yields available on comparable securities or other issuers; changes in financial condition of the issuer;price at which the security was initially acquired;extent of a private market for the security;period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the security existed. As of December 31, 1997, there were no private placement securities held by the Fund.

Income Taxes
It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to regulated investment companies as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders. As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly,pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Other
Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. In addition, in the preparation of financial statements, management relies on the use of estimates where necessary.

Distributions to common shareholders are recorded on the ex-dividend date.


Note B - Investments
Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which private placement securities are acquired; however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants. The following is a summary of registration rights pertaining to private placement securities held by the Fund:
1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free piggyback registration rights.
2) Warrants owned by the Fund do not carry registration rights.
3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.



The SEC requires that, as of the date a private placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided. The aggregate cost of investments purchased and the aggregate proceeds from investments sold(exclusive of short-term investments)amounted to $178,040,062 and $200,612,633, respectively, as of December 31, 1997;and $176,323,648 and
$179,020,553, respectively as of December 31, 1996.


Note C - Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services the Advisor receives a management fee of .21875% of net assets of the Fund as
of the close of business on the last business	day of the quarter (.875% on an
annual basis).

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note D - Excess of Liabilities over Other Assets

The net asset caption excess of liabilities over other assets at December 31, 1997 consisted of the following:

Cash							                                          $102,298
Accrued investment income receivable                1,227,558
Accrued dividend income receivable                     94,721
Receivable for securities sold	                     1,720,803
Management fee payable			                            (254,430)
Accrued dividends payable		                       (12,981,938)
Accrued federal income tax payable	                (2,245,498)
Other - net					                                       (8,508)
						                                           ($12,344,994)


Note E - Net Assets

Net assets at December 31, 1997, consisted of the following:
Common Stock, par value $.001 per share (authorized 20,000,000 shares),
issued and outstanding 6,363,695 shares		                         $6,364

Proceeds in excess of par value
of shares issued				                                          89,730,569

Undistributed realized gain
on investments,net of taxes paid                              25,194,770

Undistributed net investment
Income						                                                     101,508

Net unrealized appreciation of
Investments					                                               1,023,391
											Total Net Assets                                 $116,056,602

Note F - Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1997, the aggregate gross unrealized appreciation on investments was $9,073,804 and the aggregate gross unrealized depreciation was $8,050,413.

Note G - Unaudited Quarterly Results of Operations
The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:

1997			                      March 31    June 30    Sept 30	    Dec.31
Investment Income
($ 000)                      $1,922      $1,824     $1,805      $1,681

Net Investment
Income($ 000)                 1,587       1,445      1,479       1,380

Net Realized
And Unrealized
Gain(Loss)on
Investments                 (2,668)       9,023    14,912      (13,969)

Per Share Amounts:

Net Investment
Income                       $0.25        $0.23     $0.23        $0.22

Net Realized and
Unrealized Gain
on Investments	             ($0.42)     	 $1.42     $2.34       ($2.19)


1996
Investment Income
($ 000)                     $1,649       $1,760    $1,920       $1,921

Net Investment
Income($ 000)                1,309        1,412     1,579        1,582

Net Realized
and Unrealized
Gain(Loss) on
Investments                  9,572        5,932       476          673

Per Share Amounts:
Net Investment
Income                       $0.21	       $0.22      $0.25	       $0.25

Net Realized and
Unrealized Gain
(Loss) on
Investments                  $1.50  	     $0.93      $0.07	       $0.11

Report of Independent Accountants

To the shareholders and Board of Directors of Lincoln National Convertible Securities Fund, Inc.:


We have audited the accompanying statement of net assets of Lincoln National
Convertible	Securities Fund, Inc., including the portfolio of investments in securities as of December 31, 1997, and the related statements of operations, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards
Those	standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Convertible Securities Fund, Inc. as of December 31, 1997, the results of its operations, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
Fort Wayne, Indiana
January 27, 1998

Directors & Officers of the Fund

Directors				Descriptions of
                         Occupations and
                         Responsibilities
Richard M. Burridge		Chairman, The Burridge Group, Inc.; Director, Cincinnati
Financial Corporation, Lincoln National Income Fund Inc. and St. Joseph Light
and Power Company; Chairman of the Board, Fort Dearborn Income Securities, Inc.


Adela Cepeda			President, A.C. Advisory, Inc.; Commissioner, Chicago Public
Building Commission; Director, Lincoln National Income Fund, Inc.; Director
and Vice President, Harvard Club of Chicago.

Roger J. Deshaies		Senior Vice President, Finance, Parkview Health System;
Director Lincoln National Income Fund, Inc., Hospital Laundry Services, Inc.,
and Signature Care, Inc. Director and Treasurer, Pine Valley Country Club;
Member, Chamber of Commerce Finance Committee. Member School of Business
Advisory Board, Indiana-Purdue University of Fort Wayne.

Charles G. Freund		Chairman Emeritus of the Board of Directors, Success
National Bank at Lincolnshire; Director, Mathers Fund, Inc., Lincoln National
Income Fund, Inc.;

Thomas N. Mathers		Director, Lincoln National Income Fund, Inc.; Vice
President and Director, OFC Meadowood Retirement Community.

H. Thomas McMeekin		Executive Vice President and Chief Investment Officer,
Lincoln National Corporation; President and Director, Lincoln Investment
Management Inc. and Lincoln National Income Fund, Inc.; Director, The Lincoln
National Life Insurance Company, Lincoln National Investment Companies, Inc.,
Delaware Management Holdings, Inc., Vantage Global Advisors, Inc.


Daniel R. Toll			Director, Brown Group, Inc.; A.P. Green Industries, Inc.,
Kemper National Insurance Company, Lincoln National Income Fund, Inc.,
Mallinckrodt Group, Inc., and NICOR, Inc.

Ann L. Warner			Senior Vice President and Director Risk Management, Lincoln
Investment Management, Inc; Director, Lincoln National Income Fund, Inc.


Fred J. Young			Director, Lincoln National Income Fund, Inc.



Officers
H. Thomas McMeekin	President
David A. Berry		Vice President
David G. Humes		Vice President, Treasurer &
                    Controller
Edward J. Petner	Vice President
Robert D. Schwartz	Vice President
Ann L. Warner		Vice President
Cynthia A. Rose	Secretary


Corporate Information
Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City NJ 07303-2500
1-800-317-4445

Investment Advisor

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN  46802
(219) 455-2210

Investment Subadvisor

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717

Independent Accountants

Coopers & Lybrand L.L.P.
490 Lincoln Tower
Fort Wayne, IN  46802

Stock Exchange

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.


Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund,
Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan).
If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's street name) and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis.
The Plan also allows the Plan agent to accept optional cash contributions.
Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

Shares will be held by First Chicago, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.


For additional information on the Plan, please write First Chicago, P.O. Box
2500 Jersey City, NJ 07303-2500, or call 1-800-317-4445.



